AXP(R)
   Global
       Growth
         Fund
2002 ANNUAL REPORT
(Prospectus enclosed)

AXP Global Growth Fund seeks to provide shareholders with long-term capital growth.


American
    Express(R)
  Funds

American
   Express(R)

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Table of Contents

From the Chairman                                           3
Economic and Market Update                                  4
Fund Snapshot                                               6
Questions & Answers with Portfolio Management               7
The Fund's Long-term Performance                           10
Investments in Securities                                  11
Financial Statements (Portfolio)                           15
Notes to Financial Statements (Portfolio)                  18
Independent Auditors' Report (Portfolio)                   22
Financial Statements (Fund)                                23
Notes to Financial Statements (Fund)                       26
Independent Auditors' Report (Fund)                        33
Board Members and Officers                                 34
Results of Meeting of Shareholders                         37

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2   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

From the Chairman
(photo of) Arne H. Carlson

Arne H. Carlson
Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 10 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on November 13, 2002, and will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

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3   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Economic and Market Update
   FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer

American Express
Financial Corporation

Dear Shareholders,

The past several months* have proven that the economy isn't the only force driving the stock market. Although, early this year the U.S. recession was pronounced over, accounting scandals and shaky consumer confidence kept the downtrend in stock prices in place until mid-summer. September lived up to its reputation as the cruelest month for stocks, erasing all of the summertime gains -- and more. It remains to be seen whether the late-October rally -- among the strongest market performances in years -- will hold its own.

Yet even as the stock market grapples with questions of corporate integrity, there are several factors working in stocks' favor: low interest rates, improved earnings (achieved in many cases by wringing out excess costs built up in the `90s) and a growing economy. The latest cut in interest rates enacted by the Federal Reserve could be the key to a sustainable rebound. At 1.25%, the Fed's overnight bank lending rate is now at its lowest level since July 1961.

Today, stock market investors are in a better position than they have been for some time, with improving prospects for both consumers and businesses. That may just prove to be the winning combination for corporate earnings -- and for the stock market -- in 2003.

KEY POINTS

-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain an allocation to equities.

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4   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Economic and Market Update
One of the more striking changes we've seen in the past couple of years has occurred in investor behavior. U.S. investors have gone from being a risk-seeking population, willing to buy stocks at outrageous valuations, to a risk-averse group that has embraced interest rates at 40-year lows as acceptable for long-term returns. For example, the yield on 10-year U.S. Treasury Notes was at historic lows in early October -- about 3.7%. Since bond yields move inversely to prices, the low yield means that prices of U.S. Treasury securities have risen substantially. Investors are seeking the comparative safety of Uncle Sam in a very uncertain environment. The threat of war with Iraq and the prospect of higher oil prices stoked investors' fears toward the end of the period.

It's also important to note that a bear market in corporate bonds has developed alongside one in stocks. Recent irregularities in corporate accounting have no doubt played a role in investors' concerns about non-government bonds. Nevertheless, opportunities do exist in corporate and high-yield securities because of the bear market of recent months. Investors who can tolerate some risk should not abandon these securities in a flight to safety. For more information about different kinds of bonds, speak to your financial advisor or retirement plan administrator.

While the latest market declines are indeed painful, they are creating more opportunity in stocks in the form of a steadily declining price/earnings ratio. On both a relative and absolute basis, stocks continue to get less and less expensive. Those saving for long-term goals should maintain a significant allocation to equities. Over time, they have provided the best returns of virtually any investment. There's no compelling reason to believe this will be different going forward. As always, diversification is the best strategy for meeting your financial goals.

Thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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5   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Fund Snapshot
   AS OF OCT. 31, 2002


PORTFOLIO MANAGER

Portfolio manager       Mark Burgess
Tenure/since                    2/02
Years in industry                 17

FUND OBJECTIVE
For investors seeking long-term capital growth.

Inception dates
A: 5/29/90   B: 3/20/95   C: 6/26/00  Y: 3/20/95

Ticker symbols
A: IGLGX   B: IDGBX  C:--      Y: IDGYX

Total net assets  $587.5 million

Number of holdings         approximately 90

STYLE MATRIX


Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE

VALUE    BLEND    GROWTH

                     X     LARGE

                           MEDIUM   SIZE

                           SMALL


PORTFOLIO ASSET MIX
Percentage of portfolio assets
(pie graph)
Common stocks 97.1%
Cash equivalents 2.9%


TOP TEN HOLDINGS
Percentage of portfolio assets

American Intl Group (United States)            3.3%

GlaxoSmithKline (United Kingdom)               3.3

Pharmacia (United States)                      2.9

Novartis (Switzerland)                         2.9

General Electric (United States)               2.8

Baker Hughes (United States)                   2.4

Dell Computer (United States)                  2.4

Nestle (Switzerland)                           2.3

UBS (Switzerland)                              2.3

Microsoft (United States)                      2.3


For further detail about these holdings, please refer to the section entitled "Investments in Securities."


TOP FIVE COUNTRIES
Percentage of portfolio assets

United States                                 48.3%

United Kingdom                                14.0

Japan                                          8.0

Switzerland                                    7.5

Canada                                         3.5


There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

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6   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Questions & Answers
   WITH PORTFOLIO MANAGEMENT

Q:  How did the Fund perform?

A: The AXP Global Growth Fund underperformed its benchmark over the 12-month period ended Oct. 31, 2002. For the period, the Fund's Class A shares returned -16.42%, excluding sales charges. In comparison, the MSCI All Country World Free Index returned -13.57% and the Lipper Global Funds Index returned -13.25% for the same period.

Q:  What factors had the biggest impact  on performance?

A: The Fund's underperformance resulted from poor stock selection in Europe, particularly in the consumer discretionary area, where we favored electronics and media early in the period. Performance was also held back by an underweighting in the utility sector. Stock picking in Japan also dampened the Fund's results, as telecommunications, materials and technology stocks did poorly. An underweighting in emerging markets late in 2001 and early 2002 also detracted from performance. Individual emerging market stocks, however, aided the Fund's return. The Fund also suffered from exposure to the U.S. equity markets, where stocks were affected by issues surrounding corporate governance and slower economic growth. At first we had a relatively large position in U.S. banks because we believed they would benefit from lower interest rates, strong consumer loan growth and good credit quality. Toward the end of the period, however, U.S. banks became less attractive, and we reduced the portfolio's exposure to this area. The Fund benefited from the performance of stocks in the Pacific region, excluding Japan.

    In  terms  of  sector  allocation,   we  had  an  overweighted  position  in
    information technology. While the individual companies in which we invested did


(bar graph)

PERFORMANCE COMPARISON
For the year ended Oct. 31, 2002
  0%

 -5%

-10%
                   (bar 2)  (bar 3)
-15%     (bar 1)  -13.57%  -13.25%
         -16.42%
-20%

(bar 1) AXP Global Growth Fund Class A (excluding sales charge)
(bar 2) Morgan Stanley Capital International All Country World Free Index
        (unmanaged)
(bar 3) Lipper Global Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.


The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.


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7   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Questions & Answers


(begin callout quote)> ...we will continue to focus on companies with strong business fundamentals, such as good balance sheets and the potential to leverage their pricing power and increase their market share.(end callout quote)

    relatively well, the information technology sector as a whole detracted from results because it was one of the weakest performing areas of the market. We underweighted the Fund in early cyclical stocks, such as industrials, which tend to do well at the beginning of an economic recovery. We had a neutral position in the materials sector, especially paper and steel companies, where prospects are relatively favorable. The Fund's overweighted position in energy and its commitment to health care stocks, especially medical technology companies, were beneficial for performance.

    Some of the best performing stocks in the portfolio were in the consumer staples area. Consumer staples are considered defensive issues because they tend to perform well in any economic environment. Toward the end of the period, we began taking profits in this area of the market.


AVERAGE ANNUAL TOTAL RETURNS
as of Oct. 31, 2002
                        Class A                  Class B                  Class C                      Class Y
(Inception dates)      (5/29/90)                (3/20/95)                (6/26/00)                    (3/20/95)
                   NAV(1)      POP(2)      NAV(1)    After CDSC(3)   NAV(1)      After CDSC(4)    NAV(5)       POP(5)
1 year           -16.42%     -21.22%      -17.00%      -20.32%        -17.04%      -17.04%        -16.17%    -16.17%
5 years           -3.78%      -4.91%       -4.51%       -4.65%           N/A          N/A          -3.62%     -3.62%
10 years          +3.12%      +2.51%         N/A          N/A            N/A          N/A            N/A        N/A
Since inception     N/A         N/A        +0.48%       +0.48%        -26.95%       -26.95%        +1.41%     +1.41%

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Questions & Answers

Q:  What changes did you make to  the portfolio?

A: At the end of 2001, we took profits in companies -- particularly in the technology sector -- that had risen significantly in value. We put increasing emphasis on European stocks, because they were attractively valued; and we raised the Fund's allocation to Japan because we believed many Japanese companies would benefit from improved export activity as global economic growth picked up. When global growth began to weaken, however, we underweighted the portfolio in consumer discretionary stocks but then added to this sector when valuations became more compelling. In Europe we reduced holdings in some European banks, and increased investment in insurance companies. Insurance stocks had declined significantly in the aftermath of Sept. 11, 2001 and had reached what we believed were attractive valuations.

    We also made some management changes. We assigned a new portfolio manager to the Fund and added a research analyst in Europe.

Q.  What is your outlook?

A. In Europe, we believe the markets have priced in a weaker economic environment. As a result, we think European equities are undervalued and provide attractive buying opportunities. In Japan, we expect corporate profit growth to come from restructuring and cost-cutting measures rather than from top-line revenue growth. Some of the Japanese stocks in the fund are positioned for an economic recovery. Others we believe will benefit from domestic spending, particularly in areas related to government reform of the banking sector. We anticipate continued volatility in the U.S. market.

    When selecting stocks for the portfolio, we will continue to focus on companies with strong business fundamentals, such as good balance sheets and the potential to leverage their pricing power and increase their market share. We will seek companies that through pricing and product innovation have the potential to generate solid revenues in a low-growth and low-inflation environment.

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9   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

The Fund's Long-Term Performance
This chart illustrates the total value of an assumed $10,000 investment in AXP Global Growth Fund Class A shares (from 11/1/92 to 10/31/02) as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) All Country World Free Index and the Lipper Global Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP GLOBAL GROWTH FUND

$30,000

                  (solid line) AXP Global Growth Fund Class A
$20,000          (dotted line) Morgan Stanley Capital International
                               All Country World Free Index
                 (dashed line) Lipper Global Funds Index
$10,000

           `92  `93  `94  `95   `96  `97   `98  `99   `00   `01   `02



(solid line)  AXP Global Growth Fund Class A $12,814
(dotted line) Morgan Stanley Capital International
              All Country World Free Index(1) $18,902
(dashed line) Lipper Global Funds Index(2) $19,433

(1) Morgan Stanley Capital International (MSCI) All Country World Free Index, an unmanaged index, is compiled from a composite of securities markets of 47 countries, including Canada, the United States and 26 emerging market countries. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Global Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.
--------------------------------------------------------------------------------
10   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Investments in Securities
World Growth Portfolio

Oct. 31, 2002

(Percentages represent value of investments compared to net assets)


Common stocks (96.2%)(c)

Issuer                                                Shares                            Value(a)
Australia (1.0%)
Banks and savings & loans (0.5%)
Australia & New Zealand
  Banking Group                                       288,600                          $3,016,057

Retail (0.5%)
Woolworths                                            424,817                           2,902,371

Bermuda (1.7%)
Multi-industry conglomerates
Accenture Cl A                                        219,800(b)                        3,710,224
Tyco Intl                                             426,643                           6,169,258
Total                                                                                   9,879,482

Canada (3.5%)
Energy (0.7%)
Encana                                                142,200                           4,128,387
Suncor Energy                                               1                                   4
Total                                                                                   4,128,391

Insurance (1.6%)
Sun Life Financial Services
  of Canada                                           591,570                           9,892,879

Media (0.6%)
Thomson                                               121,061                           3,344,547

Utilities -- telephone (0.6%)
BCE                                                   188,068                           3,243,596

Finland (1.2%)
Communications equipment & services
Nokia                                                 406,663                           6,906,620

France (3.5%)
Automotive & related (0.4%)
Suez                                                  146,694                           2,578,561

Banks and savings & loans (1.1%)
BNP Paribas                                           159,325                           6,352,205

Energy (2.0%)
TotalFinaElf                                           84,464                          11,634,977

Japan (8.0%)
Automotive & related (0.6%)
Nissan Motor                                          425,000                           3,264,427

Communications equipment & services (0.5%)
NTT DoCoMo                                              1,659                           3,060,436

Computers & office equipment (0.8%)
Canon                                                  45,000                           1,660,273
Nomura Research Institute                              30,400                           3,141,490
Total                                                                                   4,801,763

Electronics (0.9%)
Hitachi                                               322,000                           1,258,983
Keyence                                                16,200                           2,681,708
Tokyo Electron                                         33,000                           1,330,667
Total                                                                                   5,271,358

Financial services (0.8%)
Nomura Holdings                                       293,000                           3,372,215
Sumitomo Trust & Banking                              272,000                           1,243,327
Total                                                                                   4,615,542

Furniture & appliances (0.3%)
Matsushita Electric Industrial                        150,000                           1,572,117

Industrial equipment & services (0.3%)
SMC                                                    20,600                           1,631,051

Media (0.3%)
Sony                                                   43,000                           1,849,727

Multi-industry conglomerates (1.3%)
Mitsubishi                                            318,000                           1,985,715
Secom                                                 106,000                           3,746,470
Sumitomo Chemical                                     661,000                           1,980,140
Total                                                                                   7,712,325

Retail (1.0%)
Ito-Yokado                                             49,000                           1,527,875
Seven-Eleven Japan                                    153,000                           4,321,117
Total                                                                                   5,848,992

Textiles & apparel (0.3%)
Asahi Glass                                           339,000                           2,028,300

See accompanying notes to investments in securities.

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11   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Common stocks (continued)

Issuer                                                Shares                            Value(a)
Japan (cont.)
Transportation (0.9%)
East Japan Railway                                        525                          $2,391,233
Yamato Transport                                      194,000                           2,763,285
Total                                                                                   5,154,518

Mexico (1.3%)
Financial services (0.7%)
Grupo Financiero
    BBVA Bancomer Cl B                              5,649,642(b)                        4,419,087

Retail (0.6%)
Wal-Mart de Mexico                                  1,340,459                           3,367,324

Netherlands (1.0%)
Insurance
Aegon                                                 434,535                           5,891,081

Portugal (1.1%)
Utilities -- telephone
Portugal Telecom                                    1,101,247                           6,652,446

Singapore (1.2%)
Banks and savings & loans
United Overseas Bank                                  930,000                           7,057,824

South Korea (0.8%)
Automotive & related
Hyundai Motor                                         178,890                           4,543,822

Spain (1.7%)
Banks and savings & loans (0.7%)
Banco Santander Central Hispano                       688,228                           4,218,808

Beverages & tobacco (1.0%)
Altadis                                               263,400                           5,569,041

Switzerland (7.5%)
Banks and savings & loans (2.3%)
UBS                                                   280,852(b)                       13,384,324

Food (2.3%)
Nestle                                                 63,195                          13,549,125

Health care (2.9%)
Novartis                                              442,179                          16,864,028

Taiwan (1.1%)
Banks and savings & loans (0.6%)
Chinatrust Financial Holding                        4,106,000(b)                        3,272,513

Electronics (0.5%)
Taiwan Semiconductor Mfg                            2,304,000                           3,082,607

United Kingdom (13.9%)
Banks and savings & loans (1.3%)
Lloyds TSB Group                                      857,956                           7,382,495

Communications equipment & services (3.2%)
GlaxoSmithKline                                     1,002,071                          19,126,424

Computer software & services (0.6%)
Sage Group                                          1,652,463                           3,774,506

Energy (1.8%)
BP                                                  1,675,556                          10,747,768

Financial services (2.3%)
HSBC Holdings                                       1,192,866                          13,287,618

Food (0.6%)
Compass Group                                         797,557                           3,534,330

Media (1.2%)
British Sky Broadcasting Group                        723,098(b)                        6,827,314

Retail (0.9%)
Next                                                  377,600                           5,257,720

Utilities-- telephone (2.0%)
Vodafone Group                                      7,317,462                          11,762,991

United States (47.9%)
Aerospace & defense (1.1%)
Lockheed Martin                                       112,500                           6,513,750

Beverages & tobacco (1.0%)
PepsiCo                                               127,000                           5,600,700

Communications equipment & services (1.3%)
Verizon Communications                                200,800                           7,582,208

Computer software & services (2.3%)
Microsoft                                             248,813(b)                       13,304,031

Computers & office equipment (3.6%)
Cisco Systems                                         640,130(b)                        7,156,653
Dell Computer                                         485,603(b)                       13,893,102
Total                                                                                  21,049,755

Electronics (2.3%)
Intel                                                 524,800                           9,079,039
Texas Instruments                                     288,900                           4,581,954
Total                                                                                  13,660,993

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Common stocks (continued)

Issuer                                                Shares                            Value(a)
United States (cont.)
Energy (3.4%)
ChevronTexaco                                         143,000                          $9,671,090
ConocoPhillips                                        144,051                           6,986,474
EOG Resources                                          89,600                           3,317,888
Total                                                                                  19,975,452

Energy equipment & services (2.4%)
Baker Hughes                                          490,300                          14,243,215

Financial services (3.6%)
Citigroup                                             282,933                          10,454,374
Goldman Sachs Group                                   151,100                          10,818,760
Total                                                                                  21,273,134

Food (1.6%)
Sysco                                                 292,000                           9,250,560

Health care (5.7%)
Medtronic                                              95,600                           4,282,880
Pfizer                                                224,390                           7,128,870
Pharmacia                                             399,200                          17,165,599
Wyeth                                                 159,814                           5,353,769
Total                                                                                  33,931,118

Health care services (3.1%)
HCA                                                   202,400                           8,802,376
McKesson                                              311,200                           9,276,872
Total                                                                                  18,079,248

Household products (2.6%)
Estee Lauder Cl A                                     227,600                           6,627,712
Kimberly-Clark                                         57,800                           2,976,700
Procter & Gamble                                       65,600                           5,802,320
Total                                                                                  15,406,732

Industrial equipment & services (1.5%)
Illinois Tool Works                                   147,900                           9,081,060

Insurance (4.8%)
American Intl Group                                   307,197                          19,215,173
Travelers Property Casualty Cl A                      673,382(b)                        8,935,779
Total                                                                                  28,150,952

Media (0.9%)
Clear Channel Communications                          140,000(b)                        5,187,000

Multi-industry conglomerates (2.8%)
General Electric                                      642,200                          16,215,550

Retail (3.9%)
Office Depot                                          494,900(b)                        7,121,611
Target                                                200,200                           6,030,024
Wal-Mart Stores                                       182,400                           9,767,519
Total                                                                                  22,919,154

Total common stocks
(Cost: $644,364,407)                                                                 $565,688,050


Short-term securities (2.9%)

Issuer                             Annualized         Amount                             Value(a)
                                  yield on date     payable at
                                   of purchase       maturity
U.S. government agencies (2.5%)
Federal Home Loan Bank Disc Nt
  01-10-03                             1.68%       $1,400,000                          $1,395,890
Federal Natl Mtge Assn Disc Nts
  11-01-02                             1.66           700,000                             699,968
  11-13-02                             1.65         5,000,000                           4,997,021
  12-12-02                             1.69         5,300,000                           5,289,549
  12-19-02                             1.65         2,700,000                           2,693,936
Total                                                                                  15,076,364

Commercial paper (0.4%)
Abbey Natl North America
  11-01-021.89                                      2,100,000                           2,099,890

Total short-term securities
(Cost: $17,176,536)                                                                   $17,176,254

Total investments in securities
(Cost: $661,540,943)(d)                                                              $582,864,304

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2002, the cost of securities for federal income tax purposes was $664,976,727 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                     $ 12,368,211
     Unrealized depreciation                      (94,480,634)
                                                  -----------
     Net unrealized depreciation                 $(82,112,423)
                                                 ------------

--------------------------------------------------------------------------------
14   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
World Growth Portfolio

Oct. 31, 2002

Assets
Investments in securities, at value (Note 1)*
   (identified cost $661,540,943)                                                    $582,864,304
Foreign currency holdings (identified cost $1,644,927) (Note 1)                         1,659,269
Dividends and accrued interest receivable                                               1,462,797
Receivable for investment securities sold                                               9,748,986
Unrealized appreciation on foreign currency
    contracts held, at value (Notes 1 and 4)                                                4,521
                                                                                            -----
Total assets                                                                          595,739,877
                                                                                      -----------

Liabilities
Disbursements in excess of cash on demand deposit                                          19,276
Payable for investment securities purchased                                             1,026,178
Payable upon return of securities loaned (Note 5)                                       6,829,400
Accrued investment management services fee                                                 12,628
Other accrued expenses                                                                     91,741
                                                                                           ------
Total liabilities                                                                       7,979,223
                                                                                        ---------
Net assets                                                                           $587,760,654
                                                                                     ============
*Including securities on loan, at value (Note 5)                                     $  6,633,940
                                                                                     ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Statement of operations
World Growth Portfolio

Year ended Oct. 31, 2002

Investment income
Income:
Dividends                                                                           $  11,970,516
Interest                                                                                  755,030
   Less foreign taxes withheld                                                           (739,191)
                                                                                         --------
Total income                                                                           11,986,355
                                                                                       ----------
Expenses (Note 2):
Investment management services fee                                                      5,986,053
Compensation of board members                                                              12,680
Custodian fees                                                                            144,765
Audit fees                                                                                 24,750
Other                                                                                      18,430
                                                                                           ------
Total expenses                                                                          6,186,678
   Earnings credits on cash balances (Note 2)                                              (3,843)
                                                                                           ------
Total net expenses                                                                      6,182,835
                                                                                        ---------
Investment income (loss) -- net                                                         5,803,520
                                                                                        ---------


Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                    (131,385,228)
   Foreign currency transactions                                                         (532,860)
                                                                                         --------
Net realized gain (loss) on investments                                              (131,918,088)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                   9,918,976
                                                                                        ---------
Net gain (loss) on investments and foreign currencies                                (121,999,112)
                                                                                     ------------
Net increase (decrease) in net assets resulting from operations                     $(116,195,592)
                                                                                    =============

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
16   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Statements of changes in net assets
World Growth Portfolio

Year ended Oct. 31,                                              2002                    2001

Operations
Investment income (loss) -- net                           $    5,803,520           $   13,769,756
Net realized gain (loss) on investments                     (131,918,088)            (496,978,172)
Net change in unrealized appreciation
   (depreciation) on investments and on translation of
   assets and liabilities in foreign currencies                9,918,976             (141,579,705)
                                                               ---------             ------------
Net increase (decrease) in net assets resulting
   from operations                                          (116,195,592)            (624,788,121)
                                                            ------------             ------------
Proceeds from contributions                                   44,021,250               98,919,675
Fair value of withdrawals                                   (375,713,758)            (390,381,654)
                                                            ------------             ------------
Net contributions (withdrawals) from partners               (331,692,508)            (291,461,979)
                                                            ------------             ------------
Total increase (decrease) in net assets                     (447,888,100)            (916,250,100)
Net assets at beginning of year                            1,035,648,754            1,951,898,854
                                                           -------------            -------------
Net assets at end of year                                 $  587,760,654           $1,035,648,754
                                                          ==============           ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Notes to Financial Statements
World Growth Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
World Growth Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio seeks to provide long-term capital growth by investing primarily in equity securities of companies throughout the world. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
18   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Oct. 31, 2002, foreign currency holdings were entirely comprised of Taiwan Dollars.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

--------------------------------------------------------------------------------
19   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.


2. FEES AND EXPENSES
The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.8% to 0.675% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Global Growth Fund to the Lipper Global Funds Index. The maximum adjustment is 0.12% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $625,315 for the year ended Oct. 31, 2002. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications will begin Dec. 1, 2002.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

AEFC has a Subadvisory Agreement with American Express Asset Management International Inc., a wholly-owned subsidiary of AEFC.

During the year ended Oct. 31, 2002, the Portfolio's custodian fees were reduced by $3,843 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.


3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $998,395,522 and $1,239,340,994, respectively, for the year ended Oct. 31, 2002. For the same period, the portfolio turnover rate was 123%. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
20   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

4. FORWARD FOREIGN CURRENCY CONTRACTS
As of Oct. 31, 2002, the Portfolio has a forward foreign currency exchange contract that obligates it to deliver currency at a specified future date. The unrealized appreciation and/or depreciation on this contract is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contract are as follows:

Exchange date        Currency to                 Currency to        Unrealized          Unrealized
                    be delivered                 be received       appreciation         depreciation
Nov. 1, 2002             670,259                     681,389          $4,521                 $--
                     U.S. Dollar      European Monetary Unit
Total                                                                 $4,521                 $--

5. LENDING OF PORTFOLIO SECURITIES
As of Oct. 31, 2002, securities valued at $6,633,940 were on loan to brokers. For collateral, the Portfolio received $6,829,400 in cash. Income from securities lending amounted to $77,904 for the year ended Oct. 31, 2002. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
21   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS
WORLD TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of World Growth Portfolio (a series of World Trust) as of October 31, 2002, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended October 31, 2002. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of World Growth Portfolio as of October 31, 2002, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Minneapolis, Minnesota

December 13, 2002

--------------------------------------------------------------------------------
22   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Global Growth Fund

Oct. 31, 2002

Assets
Investment in Portfolio (Note 1)                                                   $  587,712,333
Capital shares receivable                                                                   5,112
                                                                                            -----
Total assets                                                                          587,717,445
                                                                                      -----------

Liabilities
Capital shares payable                                                                     32,919
Accrued distribution fee                                                                    7,553
Accrued service fee                                                                            21
Accrued transfer agency fee                                                                 5,463
Accrued administrative services fee                                                           909
Other accrued expenses                                                                    145,195
                                                                                          -------
Total liabilities                                                                         192,060
                                                                                          -------
Net assets applicable to outstanding capital stock                                 $  587,525,385
                                                                                   ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                           $    1,517,917
Additional paid-in capital                                                          1,311,128,634
Accumulated net realized gain (loss) (Note 5)                                        (646,479,004)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 (78,642,162)
                                                                                      -----------
Total -- representing net assets applicable to outstanding capital stock           $  587,525,385
                                                                                   ==============
Net assets applicable to outstanding shares:    Class A                            $  406,417,116
                                                Class B                            $  172,505,605
                                                Class C                            $      895,839
                                                Class Y                            $    7,706,825
Net asset value per share of outstanding capital stock:
                                                Class A shares        103,710,068  $         3.92
                                                Class B shares         45,885,966  $         3.76
                                                Class C shares            239,033  $         3.75
                                                Class Y shares          1,956,608  $         3.94
                                                                        ---------  --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Statement of operations
AXP Global Growth Fund

Year ended Oct. 31, 2002

Investment income
Income:
Dividends                                                                           $  11,969,725
Interest                                                                                  756,374
   Less foreign taxes withheld                                                           (739,144)
                                                                                         --------
Total income                                                                           11,986,955
                                                                                       ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                       6,182,429
Distribution fee
   Class A                                                                              1,479,389
   Class B                                                                              2,585,285
   Class C                                                                                 11,681
Transfer agency fee                                                                     2,446,347
Incremental transfer agency fee
   Class A                                                                                185,593
   Class B                                                                                142,573
   Class C                                                                                    921
Service fee -- Class Y                                                                     10,019
Administrative services fees and expenses                                                 463,678
Compensation of board members                                                              11,413
Printing and postage                                                                      337,954
Registration fees                                                                          55,211
Audit fees                                                                                  8,250
Other                                                                                       7,719
                                                                                            -----
Total expenses                                                                         13,928,462
   Earnings credits on cash balances (Note 2)                                              (5,985)
                                           -                                               ------
Total net expenses                                                                     13,922,477
                                                                                       ----------
Investment income (loss) -- net                                                        (1,935,522)
                                                                                       ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                             (131,376,979)
   Foreign currency transactions                                                         (532,898)
                                                                                         --------
Net realized gain (loss) on investments                                              (131,909,877)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                   9,920,003
                                                                                        ---------
Net gain (loss) on investments and foreign currencies                                (121,989,874)
                                                                                     ------------
Net increase (decrease) in net assets resulting from operations                     $(123,925,396)
                                                                                    =============


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Statements of changes in net assets
AXP Global Growth Fund

Year ended Oct. 31,                                              2002                    2001
Operations and distributions
Investment income (loss)-- net                            $   (1,935,522)          $    2,280,836
Net realized gain (loss) on investments                     (131,909,877)            (496,953,811)
Net change in unrealized appreciation
   (depreciation) on investments
   and on translation of assets and
   liabilities in foreign currencies                           9,920,003             (141,573,324)
                                                               ---------             ------------
Net increase (decrease) in net assets
   resulting from operations                                (123,925,396)            (636,246,299)
                                                            ------------             ------------
Distributions to shareholders from:
   Net investment income
      Class A                                                         --               (3,107,488)
      Class B                                                         --                       --
      Class C                                                         --                   (2,451)
      Class Y                                                         --                  (68,366)
   Net realized gain
      Class A                                                         --             (199,861,498)
      Class B                                                         --              (88,918,617)
      Class C                                                         --                 (161,091)
      Class Y                                                         --               (3,034,269)
                                                                                       ----------
Total distributions                                                   --             (295,153,780)
                                                                                     ------------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                   153,444,115              257,787,997
   Class B shares                                             14,910,622               52,373,694
   Class C shares                                                413,384                1,221,989
   Class Y shares                                              2,888,855                5,018,210
Reinvestment of distributions at net asset value
   Class A shares                                                     --              198,816,392
   Class B shares                                                     --               87,962,420
   Class C shares                                                     --                  163,542
   Class Y shares                                                     --                3,102,635
Payments for redemptions
   Class A shares                                           (377,354,000)            (459,905,870)
   Class B shares (Note 2)                                  (112,290,601)            (124,624,161)
   Class C shares (Note 2)                                      (484,202)                (394,185)
   Class Y shares                                             (5,560,351)              (6,265,179)
                                                              ----------               ----------
Increase (decrease) in net assets
    from capital share transactions                         (324,032,178)              15,257,484
                                                            ------------               ----------
Total increase (decrease) in net assets                     (447,957,574)            (916,142,595)
Net assets at beginning of year                            1,035,482,959            1,951,625,554
                                                           -------------            -------------
Net assets at end of year                                 $  587,525,385           $1,035,482,959
                                                          ==============           ==============


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Notes to Financial Statements
AXP Global Growth Fund


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in World Growth Portfolio
The Fund invests all of its assets in World Growth Portfolio (the Portfolio), a series of World Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio seeks to provide shareholders with long-term capital growth by investing primarily in equity securities of companies throughout the world.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Oct. 31, 2002 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
26   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,935,522 and accumulated net realized loss has been decreased by $532,898 resulting in a net reclassification adjustment to decrease paid-in capital by $2,468,420.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                  2002               2001
Class A
Distributions paid from:
        Ordinary income              $--           $ 14,592,327
        Long-term capital gain        --            188,376,659
Class B
Distributions paid from:
        Ordinary income               --              5,099,770
        Long-term capital gain        --             83,818,847
Class C
Distributions paid from:
        Ordinary income               --                 11,708
        Long-term capital gain        --                151,834
Class Y
Distributions paid from:
        Ordinary income               --                242,727
        Long-term capital gain        --              2,859,908

As of Oct. 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                   $          --
Accumulated gain (loss)                         $(643,043,436)
Unrealized appreciation (depreciation)          $ (82,077,730)

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.


--------------------------------------------------------------------------------
27   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES
In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00

o    Class B $20.00

o    Class C $19.50

o    Class Y $17.00

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $553,136 for Class A, $229,096 for Class B and $183 for Class C for the year ended Oct. 31, 2002.

During the year ended Oct. 31, 2002, the Fund's transfer agency fees were reduced by $5,985 as a result of earnings credits from overnight cash balances.


--------------------------------------------------------------------------------
28   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:
                                                        Year ended Oct. 31, 2002
                                             Class A       Class B     Class C      Class Y
Sold                                      33,048,514    3,279,173      90,882       631,685
Issued for reinvested distributions               --           --          --            --
Redeemed                                 (81,570,654)  (25,562,545)  (113,161)   (1,189,052)
                                         -----------   -----------   --------    ----------
Net increase (decrease)                  (48,522,140)  (22,283,372)   (22,279)     (557,367)
                                         -----------   -----------    -------      --------

                                                      Year ended Oct. 31, 2001
                                           Class A        Class B      Class C      Class Y
Sold                                      43,145,480     8,700,659     201,854      810,172
Issued for reinvested distributions       31,260,466    14,210,406      26,506      487,070
Redeemed                                 (77,333,672)  (22,197,413)    (67,868)  (1,015,293)
                                         -----------   -----------     -------   ----------
Net increase (decrease)                   (2,927,726)      713,652     160,492      281,949
                                          ----------       -------     -------      -------

4. BANK BORROWINGS
The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended Oct. 31, 2002.


5. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $643,043,436 as of Oct. 31, 2002, that will expire in 2009 and 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


--------------------------------------------------------------------------------
29   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.


Class A

Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                2002          2001             2000            1999             1998
Net asset value, beginning of period                       $4.69        $ 8.74           $ 9.18           $7.80            $6.90
                                                           -----        ------           ------           -----            -----
Income from investment operations:
Net investment income (loss)                                  --           .02             (.02)            .02              .02
Net gains (losses) (both realized and unrealized)           (.77)        (2.71)             .58            1.78             1.12
                                                            ----         -----              ---            ----             ----
Total from investment operations                            (.77)        (2.69)             .56            1.80             1.14
                                                            ----         -----              ---            ----             ----
Less distributions:
Dividends from and in excess of net investment income         --          (.02)            (.04)           (.05)            (.06)
Distributions from realized gains                             --         (1.34)            (.96)           (.37)            (.18)
                                                          ------         -----             ----            ----             ----
Total distributions                                           --         (1.36)           (1.00)           (.42)            (.24)
                                                                         -----            -----            ----             ----
Net asset value, end of period                             $3.92        $ 4.69           $ 8.74           $9.18            $7.80
                                                           -----        ------           ------           -----            -----

Ratios/supplemental data
Net assets, end of period (in millions)                     $406          $714           $1,356          $1,260             $962
Ratio of expenses to average daily net assets(c)           1.39%         1.18%            1.22%            1.25%           1.22%
Ratio of net investment income (loss)
   to average daily net assets                              .01%          .39%            (.21%)           .14%             .35%
Portfolio turnover rate
   (excluding short-term securities)                        123%          218%             131%             83%              80%
Total return(e)                                          (16.42%)      (34.83%)           4.74%          23.59%           17.00%


Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                2002          2001             2000            1999             1998
Net asset value, beginning of period                       $4.53        $ 8.53            $9.01           $7.68            $6.79
                                                           -----        ------            -----           -----            -----
Income from investment operations:
Net investment income (loss)                                (.04)         (.02)            (.08)           (.05)              --
Net gains (losses) (both realized and unrealized)           (.73)        (2.64)             .56            1.75             1.08
                                                            ----         -----              ---            ----             ----
Total from investment operations                            (.77)        (2.66)             .48            1.70             1.08
                                                            ----         -----              ---            ----             ----
Less distributions:
Dividends from and in excess of net investment income         --            --               --              --             (.01)
Distributions from realized gains                             --         (1.34)            (.96)           (.37)            (.18)
                                                                         -----             ----            ----             ----
Total distributions                                           --         (1.34)            (.96)           (.37)            (.19)
                                                           -----         -----             ----            ----             ----
Net asset value, end of period                             $3.76        $ 4.53            $8.53           $9.01            $7.68
                                                           -----        ------            -----           -----            -----

Ratios/supplemental data
Net assets, end of period (in millions)                     $173          $309             $575            $464             $295
Ratio of expenses to average daily net assets(c)           2.16%         1.95%             1.98%          2.02%            1.99%
Ratio of net investment income (loss)
   to average daily net assets                             (.77%)        (.38%)           (.95%)          (.62%)           (.40%)
Portfolio turnover rate
   (excluding short-term securities)                        123%          218%             131%             83%              80%
Total return(e)                                          (17.00%)      (35.38%)           3.89%          22.66%           16.13%


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
30   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Class C

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                                2002          2001             2000(b)
Net asset value, beginning of period                       $4.52        $ 8.54           $ 9.57
                                                           -----        ------           ------
Income from investment operations:
Net investment income (loss)                                (.04)         (.02)            (.01)
Net gains (losses) (both realized and unrealized)           (.73)        (2.64)           (1.02)
                                                            ----         -----            -----
Total from investment operations                            (.77)        (2.66)           (1.03)
                                                            ----         -----            -----
Less distributions:
Dividends from and in excess of net investment income         --          (.02)              --
Distributions from realized gains                             --         (1.34)              --
                                                          ------         -----           ------
Total distributions                                           --         (1.36)              --
                                                          ------         -----           ------
Net asset value, end of period                             $3.75        $ 4.52           $ 8.54
                                                           -----        ------           ------

Ratios/supplemental data
Net assets, end of period (in millions)                       $1            $1               $1
Ratio of expenses to average daily net assets(c)           2.19%         1.95%            1.98%(d)
Ratio of net investment income (loss)
   to average daily net assets                            (.78%)         (.42%)          (1.15%)(d)
Portfolio turnover rate
   (excluding short-term securities)                        123%          218%             131%
Total return(e)                                          (17.04%)      (35.37%)         (10.76%)

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                2002          2001             2000            1999             1998
Net asset value, beginning of period                       $4.70        $ 8.76           $ 9.20           $7.81            $6.91
                                                           -----        ------           ------           -----            -----
Income from investment operations:
Net investment income (loss)                                 .01           .04             (.01)            .03              .02
Net gains (losses) (both realized and unrealized)           (.77)        (2.73)             .58            1.78             1.13
                                                            ----         -----              ---            ----             ----
Total from investment operations                            (.76)        (2.69)             .57            1.81             1.15
                                                            ----         -----              ---            ----             ----
Less distributions:
Dividends from and in excess of net investment income         --          (.03)            (.05)           (.05)            (.07)
Distributions from realized gains                             --         (1.34)            (.96)           (.37)            (.18)
                                                           -----         -----             ----            ----             ----
Total distributions                                           --         (1.37)           (1.01)           (.42)            (.25)
                                                           -----         -----            -----            ----             ----
Net asset value, end of period                             $3.94        $ 4.70           $ 8.76           $9.20            $7.81
                                                           -----        ------           ------           -----            -----

Ratios/supplemental data
Net assets, end of period (in millions)                       $8           $12              $20             $26              $23
Ratio of expenses to average daily net assets(c)           1.21%         1.01%            1.05%           1.13%            1.15%
Ratio of net investment income (loss)
   to average daily net assets                              .18%         .55%            (.06%)            .24%             .41%
Portfolio turnover rate
   (excluding short-term securities)                        123%          218%             131%             83%              80%
Total return(e)                                          (16.17%)      (34.78%)           4.86%          23.86%           17.10%


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
31   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
32   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Global Growth Fund (a series of AXP Global Series, Inc.) as of October 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2002, and the financial highlights for each of the years in the five-year period ended October 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Global Growth Fund as of October 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Minneapolis, Minnesota

December 13, 2002


--------------------------------------------------------------------------------
33   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Board member since 1999        Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards). Former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Philip J. Carroll, Jr.                 Board member since 2002        Retired Chairman and CEO,   Boise Cascade Corporation
901 S. Marquette Ave.                                                 Fluor Corporation           (forest products),
Minneapolis, MN 55402                                                 (engineering and            Scottish Power PLC, Vulcan
Born in 1937                                                          construction) since 1998.   Materials Company, Inc.
                                                                      Former President and CEO,   (construction
                                                                      Shell Oil Company           materials/chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired Chair of the        Cargill, Incorporated
30 Seventh Street East                                                Board and Chief Executive   (commodity merchants and
Suite 3050                                                            Officer, Minnesota Mining   processors), General
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Mills, Inc. (consumer
Born in 1936                                                                                      foods), Vulcan Materials
                                                                                                  Company (construction
                                                                                                  materials/ chemicals),
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals),
                                                                                                  and Nexia
                                                                                                  Biotechnologies, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;           Imagistics International,
183 Long Close Road                                                   formerly with Texaco        Inc. (office equipment),
Stamford, CT 06902                                                    Inc., Treasurer,            Reynolds & Reynolds
Born in 1944                                                          1999-2001 and General       Company (information
                                                                      Manager, Alliance           services), TECO Energy,
                                                                      Management Operations,      Inc. (energy holding
                                                                      1998-1999. Prior to that,   company), The Williams
                                                                      Director, International     Companies, Inc. (energy
                                                                      Operations IBM Corp.        distribution company)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter*                       Board member since 1994        Retired President and
P.O. Box 2187                                                         Chief Operating Officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and Consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., parent company of American Century Investment Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
34   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.**                Board member since 2002        Retired President and
901 S. Marquette Ave.                                                 Professor of Economics,
Minneapolis, MN 55402                                                 Carleton College
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
720 Fifth Avenue                                                      Management, Inc.            Richemont AG (luxury goods)
New York, NY 10019                                                    (management of private
Born in 1949                                                          equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (biopharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alison Taunton-Rigby                   Board member since 2002        President, Forester         Synaptic Pharmaceuticals
8 Farrar Road                                                         Biotech since 2000.         Corporation
Lincoln, MA 01773                                                     Former President and CEO,
Born in 1944                                                          Aquila
                                                                      Biopharmaceuticals, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with AEFC***

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Barbara H. Fraser                      Board member since 2002        Executive Vice President
1546 AXP Financial Center                                             - AEFA Products and
Minneapolis, MN 55474                                                 Corporate Marketing of
Born in 1949                                                          AEFC since 2002.
                                                                      President - Travelers
                                                                      Check Group, American
                                                                      Express Company,
                                                                      2001-2002. Management
                                                                      Consultant, Reuters,
                                                                      2000-2001. Managing
                                                                      Director - International
                                                                      Investments, Citibank
                                                                      Global, 1999-2000.
                                                                      Chairman and CEO,
                                                                      Citicorp Investment
                                                                      Services and Citigroup
                                                                      Insurance Group, U.S.,
                                                                      1998-1999. Head of
                                                                      Marketing and Strategic
                                                                      Planning - Investment
                                                                      Products and
                                                                      Distribution, Citibank
                                                                      Global, 1995-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Board member since 2002;       Senior Vice President -
50238 AXP Financial Center             Vice President since 2002      Institutional Group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
35   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Board Members Affiliated with AEFC*** (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior Vice President -
53600 AXP Financial Center             Vice President since 2002      Chief Investment Officer
Minneapolis, MN 55474                                                 of AEFC since 2001.
Born in 1960                                                          Former Chief Investment
                                                                      Officer and Managing
                                                                      Director, Zurich Scudder
                                                                      Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice President -
50005 AXP Financial Center                                            Investment Accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; Vice
Born in 1955                                                          President - Finance,
                                                                      American Express Company,
                                                                      2000-2002; Vice President
                                                                      - Corporate Controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paula R. Meyer                         President since 2002           Senior Vice President and
596 AXP Financial Center                                              General Manager - Mutual
Minneapolis, MN 55474                                                 Funds, AEFC, since 2002;
Born in 1954                                                          Vice President and
                                                                      Managing Director -
                                                                      American Express Funds,
                                                                      AEFC, 2000-2002; Vice
                                                                      President, AEFC,
                                                                      1998-2000; President -
                                                                      Piper Capital Management
                                                                      1997-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice President, General        President of Board
901 S. Marquette Ave.                  Counsel, and Secretary since   Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.


--------------------------------------------------------------------------------
36   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Results of Meeting of Shareholders

AXP GLOBAL GROWTH FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(Unaudited)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1
To elect the thirteen nominees specified below as Board members*.
                                Shares Voted "For"      Shares Withholding Authority to Vote
Arne H. Carlson                  307,453,620.786               14,362,721.733
Philip J. Carroll, Jr.           308,412,076.160               13,404,266.359
Livio D. DeSimone                308,262,299.954               13,554,042.565
Barbara H. Fraser                308,553,589.276               13,262,753.243
Ira D. Hall                      308,448,906.441               13,367,436.078
Heinz F. Hutter                  308,072,355.120               13,743,987.399
Anne P. Jones                    308,311,677.602               13,504,664.917
Stephen R. Lewis, Jr.            308,936,401.929               12,879,940.590
Alan G. Quasha                   308,629,909.046               13,186,433.473
Stephen W. Roszell               308,744,782.085               13,071,560.434
Alan K. Simpson                  307,351,873.663               14,464,468.856
Alison Taunton-Rigby             308,617,744.419               13,198,598.100
William F. Truscott              308,790,666.447               13,025,676.072

--------------------------------------------------------------------------------
37   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

Proposal 2
To Amend the Articles of Incorporation/Declaration of Trust*:
2(a). To allow one vote/dollar instead of one vote/share.

      Shares Voted "For"    Shares Voted "Against"          Abstentions         Broker Non-Votes
        261,361,542.848         30,761,596.724           9,739,751.947          19,953,451.000



Proposal 3
To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

      Shares Voted "For"   Shares Voted "Against"       Abstentions         Broker Non-Votes
        96,086,320.066       10,181,127.136           3,395,894.453           2,933,386.000



Proposal 4
To approve changes to the Investment Management Services Agreement:
4(b). To modify the performance incentive adjustment calculation.

      Shares Voted "For"   Shares Voted "Against"          Abstentions         Broker Non-Votes
        94,977,315.392         9,999,882.155              4,686,144.108           2,933,386.000


* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
38   --   AXP GLOBAL GROWTH FUND   --   2002 ANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                     (12/02)

AXP Global Growth Fund
70100 AXP Financial Center
Minneapolis, MN 55474
americanexpress.com


--------------------------------------------------------------------------------
(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                        (R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6334 V (12/02)